Exhibit 99.20

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)     THIRD QUARTER
                                        Percent Change
                                             Opera-
                         2006   2005  Total  tions Currency
Sales to customers by
 segment of business
Consumer
    U.S.               $1,138    1,075   5.9%    5.9     -
    International       1,318    1,156  14.0    10.2   3.8
                        2,456    2,231  10.1     8.1   2.0
Pharmaceutical
    U.S.                3,841    3,527   8.9     8.9     -
    International       2,040    1,930   5.7     2.7   3.0
                        5,881    5,457   7.8     6.7   1.1
Med Devices & Diagnostics
    U.S.                2,509    2,365   6.1     6.1     -
    International       2,441    2,257   8.2     6.1   2.1
                        4,950    4,622   7.1     6.1   1.0

U.S.                    7,488    6,967   7.5     7.5     -
International           5,799    5,343   8.5     5.7   2.8
Worldwide             $13,287   12,310   7.9%    6.7   1.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)     NINE MONTHS
                                        Percent Change
                                             Opera-
                         2006   2005  Total  tions Currency
Sales to customers by
 segment of business
Consumer
    U.S.               $3,391    3,281   3.4%    3.4     -
    International       3,818    3,508   8.8     7.8   1.0
                        7,209    6,789   6.2     5.7   0.5
Pharmaceutical
    U.S.               11,224   10,905   2.9     2.9     -
    International       6,093    5,935   2.7     3.5  (0.8)
                       17,317   16,840   2.8     3.1  (0.3)
Med Devices & Diagnostics
    U.S.                7,619    7,104   7.2     7.2     -
    International       7,497    7,171   4.5     6.5  (2.0)
                       15,116   14,275   5.9     6.9  (1.0)

U.S.                   22,234   21,290   4.4     4.4     -
International          17,408   16,614   4.8     5.7  (0.9)
Worldwide             $39,642   37,904   4.6%    5.0  (0.4)



Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)     THIRD QUARTER
                                        Percent Change
                                             Opera-
                         2006   2005  Total  tions Currency
Sales to customers by
 geographic area
 U.S.                  $7,488    6,967   7.5%   7.5     -

Europe                  3,098    2,860   8.3    3.8   4.5
Western Hemisphere
 excluding U.S.           901      783  15.1   10.6   4.5
Asia-Pacific, Africa    1,800    1,700   5.9    6.7  (0.8)
International           5,799    5,343   8.5    5.7   2.8

Worldwide             $13,287   12,310   7.9%   6.7   1.2


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)     NINE MONTHS
                                        Percent Change
                                             Opera-
                         2006   2005  Total  tions Currency
Sales to customers by
 geographic area
U.S.                  $22,234   21,290   4.4%   4.4     -

Europe                  9,464    9,222   2.6    4.5  (1.9)
Western Hemisphere
 excluding U.S.         2,599    2,259  15.1    8.6   6.5
Asia-Pacific, Africa    5,345    5,133   4.1    6.6  (2.5)
International          17,408   16,614   4.8    5.7  (0.9)

Worldwide             $39,642   37,904   4.6%   5.0  (0.4)



Johnson & Johnson and Subsidiaries (1)
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)

                              THIRD QUARTER
                2006     2006   2005     2005     Percent
              Amount   Percent  Amount  Percent   Increase
                       to Sales         to Sales (Decrease)

Sales to
customers    $13,287    100.0 $12,310    100.0      7.9

Cost of
products sold  3,650     27.5   3,354     27.2      8.8

Selling,
marketing and
administrative
expenses       4,291     32.3   4,161     33.8      3.1

Research
expense        1,719     12.9   1,539     12.5     11.7

In-process
research &
development      115      0.9       -        -

Interest
(income)
expense, net    (194)    (1.5)   (101)    (0.8)

Other
(income)
expense, net      45      0.3     (63)    (0.5)

Earnings
before
provision for
taxes on
income         3,661     27.6   3,420     27.8      7.0

Provision for
taxes on
income           901      6.8     882      7.2      2.2

Net earnings  $2,760     20.8  $2,538     20.6      8.7

Net earnings
per share
(Diluted)      $0.94            $0.85              10.6

Average
shares
outstanding
(Diluted)    2,948.1          3,006.2

Effective tax
rate            24.6%            25.8%

Adjusted
earnings
before
provision for
taxes and net
earnings(A)

Earnings
before
provision for
taxes on
income         $3,776(2)  28.4  $3,420    27.8    10.4

Net earnings   $2,875(2)  21.6  $2,538    20.6    13.3

Net earnings
per share
(Diluted)       $0.98(2)         $0.85            15.3

Effective
tax rate         23.9%            25.8%

(1)  The  company has adopted SFAS No. 123  (R),  Share
Based  Payment,  applying  the  modified  retrospective
transition   method.   Previously  reported   financial
statements have been restated accordingly.

(2) The difference between as reported earnings before provision for taxes on income and net earnings and net earnings per share (diluted) and adjusted earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $115 million with no tax benefit and $0.04 per share, respectively.


Johnson & Johnson and Subsidiaries (1)
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)

                              NINE MONTHS
                2006     2006   2005     2005     Percent
              Amount   Percent  Amount  Percent   Increase
                       to Sales         to Sales (Decrease)

Sales to
customers     $39,642   100.0  $37,904     100.0      4.6

Cost of
products sold  11,050    27.9   10,372      27.4      6.5

Selling,
marketing and
administrative
expenses       12,737    32.1  12,566       33.2      1.4

Research
expense         5,079    12.8   4,448       11.7     14.2

In-process
research &
development       239     0.6     353        0.9

Interest
(income)
expense, net     (571)   (1.4)   (264)      (0.7)

Other
(income)
expense, net     (771)   (2.0)   (184)      (0.5)

Earnings
before
provision for
taxes on
income         11,879    30.0  10,613       28.0      11.9

Provision for
taxes on
income          2,994     7.6   2,648        7.0      13.1

Net earnings   $8,885    22.4  $7,965       21.0      11.6

Net earnings
per share
(Diluted)       $2.99           $2.65                 12.8

Average
shares
outstanding
(Diluted)     2,971.3         3,008.4

Effective tax
rate             25.2%           25.0%

Adjusted
earnings
before
provision for
taxes and net
earnings(A)

Earnings
before
provision for
taxes on
income        $11,496(2) 29.0  $10,966(3)    28.9     4.8

Net earnings   $8,748(2) 22.1   $8,093(3)    21.4     8.1

Net earnings
per share
(Diluted)       $2.95(2)         $2.69(3)             9.7

Effective
tax rate         23.9%            26.2%

(1)  The  company has adopted SFAS No. 123  (R),  Share
Based  Payment,  applying  the  modified  retrospective
transition   method.   Previously  reported   financial
statements have been restated accordingly.

(2)  The difference between as reported earnings before
provision for taxes on income and net earnings and  net
earnings  per  share  (diluted) and  adjusted  earnings
before  provision for taxes on income and net  earnings
and  net  earnings per share (diluted) is the exclusion
of  the  Guidant acquisition termination  fee  of  $622
million before tax and $368 million after tax and $0.12 per share, respectively, and the exclusion of IPR&D of $239 million before tax and $231 million after tax and $0.08 per share, respectively.

(3)  The difference between as reported earnings before
provision for taxes on income and net earnings and  net
earnings  per  share  (diluted) and  adjusted  earnings
before  provision for taxes on income and net  earnings
and  net  earnings per share (diluted) is the exclusion
of IPR&D of $353 million before tax with no tax benefit
and  $0.12  per  share, and the  exclusion  of  a  $225
million tax gain and $0.08 per share, due to the reversal of a tax liability related to a technical correction associated with the American Jobs Creation
Act of 2004.

(A)  NON-GAAP  FINANCIAL  MEASURES  "Adjusted  earnings
before  provision for taxes on income,"  "adjusted  net
earnings," "adjusted net earnings per share (diluted),"
and   "adjusted  effective  tax  rate"   are   non-GAAP
financial   measures  and  should  not  be   considered
replacements  for  GAAP results. The  Company  provides
earnings  before  provision for taxes  on  income,  net
earnings,   net  earnings  per  share  (diluted),   and
effective  tax  rate  on  an  adjusted  basis   because
management believes that these measures provide  useful
information to investors. Among other things, they  may
assist investors in evaluating the Company's results of
operations  period  over period.  In  various  periods,
these  measures  may  exclude such  items  as  business
development  activities (including IPR&D at acquisition
or  upon attainment of milestones and any extraordinary
expenses),     strategic    developments     (including
restructuring  and  product line changes),  significant
litigation,   and  changes  in  applicable   laws   and
regulations  (including significant accounting  or  tax
matters).   Special  items  may  be  highly   variable,
difficult to predict, and of a size that sometimes  has
substantial impact on the Company's reported results of
operations for a period. Management uses these measures
internally for planning, forecasting and evaluating the
performances  of  the  Company's businesses,  including
allocating resources and evaluating results relative to
employee   performance  compensation  targets.   Unlike
earnings  before  provision for taxes  on  income,  net
earnings,   net  earnings  per  share  (diluted),   and
effective  tax rate prepared in accordance  with  GAAP,
adjusted earnings before provision for taxes on income,
adjusted net earnings, adjusted net earnings per  share
(diluted), and adjusted effective tax rate may  not  be
comparable with the calculation of similar measures for
other companies. These non-GAAP financial measures  are
presented  solely  to permit investors  to  more  fully
understand  how management assesses the performance  of
the  Company.  The limitations of using these  non-GAAP
financial  measures as performance  measures  are  that
they  provide  a  view  of  the  Company's  results  of
operations  without  including  all  events  during   a
period,  such as the effects of an acquisition, merger-
related or other restructuring charges, or amortization
of   purchased  intangibles,  and  do  not  provide   a
comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.